UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Iron Spark I Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11

IRON SPARK I INC.
125 N Cache Street
2nd Floor
Jackson, Wyoming 83001
Telephone: (307) 200-9007
NOTICE OF THE MEETING OF IRON SPARK I INC. STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2022
To Iron Spark I Inc. (“ISAA” or “Company”) Stockholders:
NOTICE IS HEREBY GIVEN that a special meeting of stockholders of ISAA will be held on December 19, 2022, at 10:30 a.m., Eastern Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in-person meeting, at https://www.cstproxy.com/ironsparki/2022, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned (the “Special Meeting”). You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/ironsparki/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
You are cordially invited to attend the Special Meeting that will be held for the purpose of considering and voting on the following proposals:

1.
Proposal No. 1 — The Charter Amendment Proposal — At the discretion of the board of directors of ISAA (the “Board”), to amend ISAA’s Amended and Restated Certificate of Incorporation (“Charter”) to change the date by which ISAA must consummate an initial business combination, from June 11, 2023 (the “Original Termination Date”) to December 28, 2022 (the “Amended Termination Date”) (the “Charter Amendment”) and set the redemption price at $10.00 in order to permit ISAA to liquidate and wind up early (the “Charter Amendment Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the ISAA’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The purpose of the Charter Amendment Proposal is to allow ISAA to return the proceeds of its initial public offering, which were deposited in a trust account (“Trust Account”) established for the benefit of the holders (“Public Stockholders”) of Common Stock initially sold as part of the initial public offering (the “Public Shares”), to its Public Stockholders earlier than currently contemplated (the “Early Liquidation”) under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another 6 months to do so. The liquidation price will be set at $10.00, and amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Company’s Sponsor on liquidation. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved and the Board subsequently determines that ISAA will not be able to complete an initial business combination by December 31, 2022, ISAA will file an amendment to the Charter substantially in the form of Annex A to change the Original Termination Date to the Amended Termination Date and effect the Early Liquidation.
The purpose of the Adjournment Proposal is to allow ISAA to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. The Adjournment Proposal is not conditioned upon the approval of the Charter Amendment Proposal. If the Charter Amendment Proposal is approved at the Special Meeting, the Adjournment Proposal will not be presented.
The Board believes that the current provisions of the Charter described above were included to protect ISAA’s stockholders from having to sustain their investment for an unreasonably long period if ISAA were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. ISAA entered into an Agreement and Plan of Merger, dated as of April 3, 2022 (as amended by the Amendment No. 1 to Merger Agreement dated as of August 12, 2022 and the Amendment No. 2 to Merger Agreement dated as of November 11, 2022), by and among ISAA, Hypebeast Limited, a Cayman Islands exempted company (“Hypebeast”), and Hypebeast WAGMI Inc., a Delaware corporation and wholly-owned subsidiary of Hypebeast. Hypebeast initially filed a Registration Statement on Form F-4 (333-264726) with the Securities and Exchange Commission (“SEC”) on May 6, 2022 (as amended, the “Registration Statement”) in connection with the proposed business combination with ISAA (the “Business Combination”). The Registration Statement has not yet been declared effective by the SEC.
If ISAA is unable to complete the Business Combination with Hypebeast by year-end, the Board has determined it is unlikely ISAA will be able to locate another target and complete a business combination by the Original Termination Date. The Board further believes that if ISAA liquidates in 2023, ISAA may be subject to a 1% excise tax (the “1% Excise Tax”) on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”). Liquidation in 2022 would not incur the 1% Excise Tax. ISAA is not, however, permitted by the Charter to return the funds in the Trust Account to the ISAA public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the ISAA public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.
The Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of ISAA and its stockholders and recommends that you vote or give instruction to vote “FOR” both of the proposals.
The Board has fixed the close of business on November 25, 2022 (the “Record Date”) as the record date for determining when ISAA’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting online at https://www.cstproxy.com/ironsparki/2022 for inspection by stockholders for any purpose germane to the Special Meeting.
Pursuant to the Charter, if the Charter Amendment Proposal is approved and implemented, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares by following the procedures described in the accompanying proxy statement, for cash at a per-share redemption price equal to $10.00. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal and even if they do not hold Public Shares on the Record Date. In the event the Charter Amendment Proposal is not approved or implemented and ISAA is unable to complete a business combination on or before the Original Termination Date, ISAA will dissolve and liquidate in accordance with the Charter.
The redemption price is $10.00 (not including dividends previously paid). Amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Sponsor on liquidation. The closing price of the Common Stock on Nasdaq Capital Market LLC (“Nasdaq”) on the Record Date was $9.92. ISAA cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 17,870,800 issued and outstanding shares of Class A Common Stock and 4,170,000 issued and outstanding shares of Class B Common Stock.

The approval of the Charter Amendment Proposal requires the affirmative vote of at least 50% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the shares of Common Stock held by ISAA’s initial stockholders represent 24.3% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of Common Stock held by ISAA’s initial stockholders, the Company will need 5,659,601 Public Shares (or approximately 33.9% of the outstanding Public Shares) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. In addition to the shares of Common Stock held by ISAA’s initial stockholders, approval of the Adjournment Proposal will require the affirmative vote of at least 5,659,601 Public Shares (or approximately 33.9% of the outstanding Public Shares) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least 149,401 Public Shares (or approximately 0.9% of the outstanding Public Shares) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.
Enclosed is the proxy statement containing important information about the Special Meeting, the Charter Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, ISAA urges you to read this material carefully and vote your shares.
If you have any questions or need assistance voting your Common Stock, please contact Morrow Sodali LLC, ISAA’s proxy solicitor, by calling toll free (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing ISAA.info@investor.morrowsodali.com.
This Notice of Meeting and the accompanying proxy statement are dated November 25, 2022 and are first being mailed to stockholders on or about that date.
By Order of the Board of Directors of
Iron Spark I Inc.
/s/ Joshua L. Spear

Joshua L. Spear
Chief Executive Officer and Director
November 25, 2022
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON DECEMBER 15, 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY

TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 19, 2022: This Notice of the Special Meeting and the accompanying proxy statement are being made available to stockholders on or about November 25, 2022 and are available at https://www.cstproxy.com/ironsparki/2022.

IRON SPARK I INC.
125 N Cache Street
2nd Floor
Jackson, Wyoming 83001
Telephone: (307) 200-9007
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2022
You are cordially invited to attend a special meeting of Iron Spark I Inc., a Delaware corporation (“ISAA,” or the “Company”), which will be held on December 19, 2022, at 10:30 a.m., Eastern Time, virtually over the internet via live audio webcast with no physical in-person meeting, at https://www.cstproxy.com/ironsparki/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting at https://www.cstproxy.com/ironsparki/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
As more fully described in this proxy statement, which is dated November 25, 2022 and is first being mailed to stockholders on or about that date, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.
Proposal No. 1 — The Charter Amendment Proposal — At the discretion of the board of directors of ISAA (the “Board”), to amend ISAA’s Amended and Restated Certificate of Incorporation (“Charter”) to change the date by which ISAA must consummate an initial business combination, from June 11, 2023 (the “Original Termination Date”) to December 28, 2022 (the “Amended Termination Date”) (the “Charter Amendment”) and set the redemption price at $10.00 in order to permit ISAA to liquidate and wind up early (the “Charter Amendment Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the ISAA’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The Charter currently provides that ISAA has until the Original Termination Date to complete its initial business combination and, if ISAA does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to ISAA to pay its taxes and dividends as provided under the Charter (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding shares of Class A Common Stock sold in ISAA’s initial public offering (the “Public Shares”), which redemption will completely extinguish the rights of the holders of the Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The purpose of the Charter Amendment Proposal is to allow ISAA to return the proceeds of its initial public offering, which were deposited in a trust account (“Trust Account”) established for the benefit of the

Public Stockholders, to its Public Stockholders earlier than currently contemplated (the “Early Liquidation”) under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another 6 months to do so. The liquidation price will be set at $10.00, and amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Company’s Sponsor on liquidation. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved and the Board subsequently determines that ISAA will not be able to complete an initial business combination by December 31, 2022, ISAA will file an amendment to the Charter substantially in the form of Annex A to change the Original Termination Date to the Amended Termination Date and effect the Early Liquidation.
The purpose of the Adjournment Proposal is to allow ISAA to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. The Adjournment Proposal is not conditioned upon the approval of the Charter Amendment Proposal. If the Charter Amendment Proposal is approved at the Special Meeting, the Adjournment Proposal will not be presented.
The Board believes that the current provisions of the Charter described above were included to protect ISAA’s stockholders from having to sustain their investment for an unreasonably long period if ISAA were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. ISAA entered into an Agreement and Plan of Merger, dated as of April 3, 2022 (as amended by the Amendment No. 1 to Merger Agreement dated as of August 12, 2022 and the Amendment No. 2 to Merger Agreement dated as of November 11, 2022), by and among ISAA, Hypebeast Limited, a Cayman Islands exempted company (“Hypebeast”), and Hypebeast WAGMI Inc., a Delaware corporation and wholly-owned subsidiary of Hypebeast. Hypebeast initially filed a Registration Statement on Form F-4 (333-264726) with the Securities and Exchange Commission (“SEC”) on May 6, 2022 (as amended, the “Registration Statement”) in connection with the proposed business combination with ISAA (the “Business Combination”). The Registration Statement has not yet been declared effective by the SEC.
If ISAA is unable to complete the Business Combination with Hypebeast by year-end, the Board has determined it is unlikely ISAA will be able to locate another target and complete a business combination by the Original Termination Date. The Board further believes that if ISAA liquidates in 2023, ISAA may be subject to a 1% excise tax (the “1% Excise Tax”) on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”). Liquidation in 2022 would not incur the 1% Excise Tax. ISAA is not, however, permitted by the Charter to return the funds in the Trust Account to the ISAA public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the ISAA public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.
For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.
The Board has fixed the close of business on November 25, 2022 as the Record Date for determining when ISAA’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting online at https://www.cstproxy.com/ironsparki/2022 for inspection by stockholders for any purpose germane to the Special Meeting.
Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented, by following the procedures set forth in this proxy statement. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal and even if they do not hold Public Shares on the Record Date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will have their Public Shares redeemed in conjunction with the Early Liquidation. Stockholders should note that the redemption price calculated in connection with the Charter Amendment Proposal will take into account up to $100,000 of net interest removed from the Trust Account to pay dissolution expenses upon liquidation.
The redemption price per share is $10.00. Any amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Company’s Sponsor on liquidation. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $9.92. ISAA cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 17,870,800 issued and outstanding shares of Class A Common Stock and 4,170,000 issued and outstanding shares of Class B Common Stock.
The approval of the Charter Amendment Proposal requires the affirmative vote of at least 50% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the shares of Common Stock held by ISAA’s initial stockholders represent 24.3% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of Common Stock held by ISAA’s initial stockholders, the Company will need 5,659,601 Public Shares (or approximately 33.9% of the Class A Common Stock) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. In addition to the shares of Common Stock held by ISAA’s initial stockholders, approval of the Adjournment Proposal will require the affirmative vote of at least 5,659,601 Public Shares (or approximately 33.9% of the outstanding Public Shares) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least 149,401 Public Shares (or approximately 0.9% of the outstanding Public Shares) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.
After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by ISAA of Public Shares in 2023, and the conclusion that if ISAA is unable to complete the Business Combination with Hypebeast by year-end, it is unlikely that ISAA will be able to locate another target and complete a business combination by the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of ISAA and its stockholders and recommends that you vote or give instruction to vote “FOR” both of the proposals.
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Special Meeting. Additionally, if you fail to vote, that will have the same effect as a vote AGAINST the Charter Amendment Proposal, but will have no effect on the Adjournment Proposal.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) HOLD PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON DECEMBER 15, 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this proxy statement may constitute “forward-looking statements” for the purposes of the federal securities laws. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this proxy statement are based on ISAA’s current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ISAA’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. ISAA does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
ISAA’s ability to complete an initial business combination;

•
the market price and liquidity of the Class A Common Stock;

•
the per-share redemption price of the Public Shares; and

•
the timing of the Early Liquidation and ISAA’s dissolution and delisting.

While forward-looking statements reflect ISAA’s good faith beliefs, they are not guarantees of future performance. ISAA disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause ISAA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in Hypebeast’s Registration Statement on Form F-4 (333-264726) initially filed with the SEC on May 6, 2022, ISAA’s Annual Report on Form 10-K, as amended, initially filed with the SEC on April 1, 2022, and in other reports filed by ISAA with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to ISAA (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to ISAA stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Special Meeting.
Q:
Why am I receiving this proxy statement?

A:
ISAA is a blank check company incorporated as a Delaware corporation on January 22, 2021. ISAA was incorporated for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Following the closing of the IPO on June 11, 2021 and the partial exercise of the underwriters’ over-allotment option, an amount of approximately $173,472,000 from the net proceeds of the IPO and the concurrent private placement (the “Private Placement”) was placed in the Trust Account.

Like most blank check companies, ISAA’s Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).
The purpose of the Charter Amendment Proposal is to allow ISAA to return the proceeds of its initial public offering, which were deposited in the Trust Account for the benefit of Public Stockholders, earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another 6 months to do so. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved and the Board subsequently determines that ISAA will not be able to complete an initial business combination by December 31, 2022, ISAA will file an amendment to the Charter substantially in the form of Annex A to change the Original Termination Date to the Amended Termination Date and effect the Early Liquidation.
ISAA entered into an Agreement and Plan of Merger, dated as of April 3, 2022 (as amended by the Amendment No. 1 to Merger Agreement dated as of August 12, 2022 and the Amendment No. 2 to Merger Agreement dated as of November 11, 2022), by and among ISAA, Hypebeast Limited, a Cayman Islands exempted company (“Hypebeast”), and Hypebeast WAGMI Inc., a Delaware corporation and wholly-owned subsidiary of Hypebeast. Hypebeast initially filed a Registration Statement on Form F-4 (333-264726) with the Securities and Exchange Commission (“SEC”) on May 6, 2022 (as amended, the “Registration Statement”) in connection with the proposed business combination with ISAA (the “Business Combination”). The Registration Statement has not yet been declared effective by the SEC.
After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by ISAA of Public Shares in 2023, and the conclusion that if ISAA is unable to complete the Business Combination with Hypebeast by year-end, it is unlikely that ISAA will be able to locate another target and complete a business combination by the Original Termination Date, the Board has determined that it is in the best interests of ISAA’s stockholders to effect the Early Liquidation and is therefore holding this Special Meeting.
Q:
When and where will the Special Meeting be held?

A:
The Special Meeting will be held on December 19, 2022, at 10:30 a.m., Eastern Time, virtually over the internet via live audio webcast at https://www.cstproxy.com/ironsparki/2022, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned.

The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/ironsparki/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:
How do I vote?

A:
If you were a holder of record of Class A Common Stock or Class B Common Stock on November 25, 2022, the record date for the Special Meeting, you may vote with respect to the Proposals in person at the Special Meeting, or by submitting a proxy by mail so that it is received prior to 10:30 a.m. on December 19, 2022, in accordance with the instructions provided to you under the section titled “The Special Meeting.” If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:
How do I attend the Special Meeting via live audio webcast?

A:
If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Special Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting 9:00 a.m. on December 12, 2022, Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/ironsparki/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting. Questions pertinent to meeting matters will be answered during the designated portion of the Special Meeting, subject to time limitations and in accordance with the meeting rules of conduct that will be available on the virtual meeting website.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number in order to attend the Special Meeting. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or, if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to internet, you can listen to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 1389421#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:
ISAA stockholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — The Charter Amendment Proposal — At the discretion of the board of directors of ISAA (the “Board”), to amend ISAA’s Amended and Restated Certificate of Incorporation (“Charter”) to change the date by which ISAA must consummate an initial business combination, from June 11, 2023 (the “Original Termination Date”) to December 28, 2022 (the “Amended Termination Date”) (the “Charter Amendment”) and set the redemption price at $10.00 in order to permit ISAA to liquidate and wind up early (the “Charter Amendment Proposal”); and

2.
Proposal No. 2 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the ISAA’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).
For more information, please see the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal,” and “Proposal No. 2 — The Adjournment Proposal.”
After careful consideration, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of ISAA and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Why is ISAA proposing the Charter Amendment Proposal?

A:
The Charter currently provides that ISAA has until the Original Termination Date to complete its initial business combination and, if ISAA does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by ISAA in connection with its initial public offering including interest earned on the funds held in the Trust Account and not previously released to ISAA to pay its taxes and dividends as provided under the Charter (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the ISAA public stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Board believes that the current provisions of the Charter described above were included to protect ISAA’s stockholders from having to sustain their investment for an unreasonably long period if ISAA were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. If ISAA is unable to complete the Business Combination with Hypebeast by year-end, the Board has determined it is unlikely ISAA will be able to locate another target and complete a business combination by the Original Termination Date. The Board further believes that if ISAA liquidates in 2023, ISAA may be subject to a 1% excise tax (the “1% Excise Tax”) on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”). Liquidation in 2022 would not incur the 1% Excise Tax. ISAA is not, however, permitted by the Charter to return the funds in the Trust Account to the ISAA public stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the ISAA public stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.
The purpose of the Charter Amendment Proposal is to allow ISAA to return the proceeds of its initial public offering to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another 6 months to do so. The liquidation price will be set at $10.00, and amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Company’s Sponsor on liquidation. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved and the Board subsequently determines that ISAA will not be able to complete an initial business combination by December 31, 2022, ISAA will file an amendment to the

Charter substantially in the form of Annex A to change the Original Termination Date to the Amended Termination Date and effect the Early Liquidation.
For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.
In the event the Charter Amendment Proposal is not approved or implemented and ISAA is unable to complete a business combination on or before the Original Termination Date, ISAA will dissolve and liquidate in accordance with the Charter.
Q:
What constitutes a quorum?

A:
Stockholders representing not less than a majority of the votes of the issued and outstanding shares of Common Stock as of the record date and entitled to vote at the Special Meeting must be present in person or represented by proxy in order to hold the Special Meeting and conduct business. This is called a quorum. The shares of Common Stock will be counted for purposes of determining if there is a quorum if the stockholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card or voting instructions through a broker, bank or custodian. In the absence of a quorum, the Special Meeting will be adjourned to the next business day at the same time and place or to such other time and place as the directors may determine.

Q:
What vote is required to approve the proposals presented at the Special Meeting?

A:
The approval of the Charter Amendment Proposal requires the affirmative vote of at least 50% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the shares of Common Stock held by ISAA’s initial stockholders represent 24.3% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of Common Stock held by ISAA’s initial stockholders, the Company will only need 5,659,601 Public Shares (or approximately 33.9% of the outstanding Public Shares) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal. The Charter Amendment Proposal is a “non-routine” matter, which means that banks, brokers and other nominees will not have authority to vote on the Charter Amendment Proposal unless instructed by the beneficial owner. Broker non-votes will have the same effect as a vote “AGAINST” the proposal because approval requires an absolute percentage of affirmative votes. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. The Adjournment proposal is a “routine” matter, and accordingly, brokers and other nominees will have authority to vote on the Adjournment Proposal in the absence of instruction. Therefore, we do not expect to receive any broker non-votes on this proposal. The Adjournment Proposal will only be put forth for a vote if based upon the tabulated vote at the time of the Special Meeting there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.
Q:
How will the Initial Stockholders vote?

A:
ISAA’s Sponsor and directors and officers, who as of            , 2022 owned 5,360,800 ISAA shares of Common Stock, or approximately 24.3% of the outstanding ISAA shares of Common Stock, intend to vote in favor of the Charter Amendment Proposal and the Adjournment Proposal, although there is no agreement in place with respect to voting on such proposals.

Q:
Why should I vote “FOR” the Charter Amendment Proposal?

A:
The purpose of the Charter Amendment Proposal is to allow ISAA to return the proceeds of its initial public offering to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another 6 months to do so if the transaction with Hypebeast does not close prior to the Amended Termination Date. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved and the Board subsequently determines that ISAA will not be able to complete an initial business combination by December 31, 2022, ISAA will file an amendment to the Charter substantially in the form of Annex A to change the Original Termination Date to the Amended Termination Date and effect the Early Liquidation.
After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by ISAA of Public Shares in 2023, and the conclusion that if ISAA is unable to complete the Business Combination with Hypebeast by year-end, it is unlikely that ISAA will be able to locate another target and complete a business combination by the Original Termination Date, the Board has determined that the Charter Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.
For further details about the reasons for the Charter Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by ISAA’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
Q:
What if I do not want to vote “FOR” the Charter Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Charter Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

Q:
What happens if the Charter Amendment Proposal is not approved?

A:
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal, ISAA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by ISAA’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, ISAA will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to ISAA to pay its taxes and dividends as provided under the Charter (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Q:
If the Charter Amendment Proposal is approved, what happens next?

A:
If the Charter Amendment Proposal is approved and the Board subsequently determines that ISAA will not be able to complete an initial business combination by December 31, 2022, ISAA will (i) file the Charter Amendment with the Delaware Secretary of State, (ii) immediately after the filing of the Charter Amendment, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares the Public Shares at a per-share price, payable in cash, equal to $10.00; and (iii) as promptly as reasonably possible following such redemption dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. ISAA also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the early liquidation and dissolution, subject to the rules of Nasdaq and the Charter.

Q:
If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under the Charter, ISAA is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Special Meeting in person and casting your vote by hand or by ballot (as applicable) or by submitting a written revocation stating that you would like to revoke your proxy that ISAA’s proxy solicitor receives prior to the Special Meeting. If you hold your ISAA shares of common stock through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower Stamford, CT 069 02
Telephone: (800) 662-5200
(Banks and brokers can call: (203) 658-9400)
Email: ISAA.info@investor.morrowsodali.com
Q:
How are votes counted?

A:
Each stockholder shall be entitled to one vote virtually or by proxy for each share of Common Stock entitled to vote held by such stockholder.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Stockholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.
At the Special Meeting, abstentions will be considered present for the purposes of establishing a quorum and as votes “AGAINST” the Charter Amendment Proposal or the Adjournment Proposal. Broker non-votes will be counted as “AGAINST” the Charter Amendment Proposal but will have no effect on the outcome of the Adjournment Proposal.
Q:
If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares with respect to the Charter Amendment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Charter Amendment Proposal only if you provide instructions on how to vote. The Adjournment Proposal is considered “routine” and your bank, broker, or other nominee can vote your shares for the Adjournment Proposal without your instruction.

Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to ISAA or by voting online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Special Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting virtually. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal?

A:
Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is in the best interest of ISAA and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:
No. There are no appraisal rights available to ISAA’s stockholders in connection with the Charter Amendment Proposal.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a Public Stockholder and wish to exercise your right to redeem your Class A Common Stock, you must:

(i)
hold Public Shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on December 15, 2022 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s Transfer Agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the Transfer Agent, physically or electronically through The Depository Trust Company (“DTC”).

Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal and regardless of whether they hold public shares on the record date.
Holders who intend to exercise their redemption rights in connection with the Charter Amendment Proposal must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on December 15, 2022 (two business days before the scheduled vote at the Special Meeting) in order for their shares to be redeemed.
If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.
In connection with the approval of the Charter Amendment Proposal, any Public Stockholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to $10.00. Any amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Company’s Sponsor on liquidation. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Stockholders electing to redeem their Class A Common Stock in connection with the Charter Amendment will be distributed promptly after the Special Meeting.
Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with our consent. If you deliver your shares for redemption to the Transfer Agent and later decide not to elect redemption, you may request that ISAA instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.
If a Public Stockholder properly makes a request for redemption and the Public Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, ISAA will redeem such shares of Class A Common Stock for $10.00.
If a Public Stockholder exercises his, her or its redemption rights in connection with the Charter Amendment Proposal, then he, she or it will be exchanging his, her or its Class A Common Stock for cash and will no longer own those shares.
Q:
What will happen to my Public Shares if I do not elect redemption in connection with the Charter Amendment Proposal?

A:
If the Charter Amendment Proposal is approved and implemented, because ISAA will not be able to complete an initial business combination by the Amended Termination Date, ISAA will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to $10.00; and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Q:
What should I do if I receive more than one set of voting materials for the Special Meeting?

A:
You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:
ISAA will pay the cost of soliciting proxies for the Special Meeting. ISAA has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. ISAA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officer and employees of ISAA may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower Stamford, CT 06902
Stockholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: ISAA.info@investor.morrowsodali.com
You also may obtain additional information about ISAA from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to deliver your shares of Class A Common Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on December 15, 2022 (two business days prior to the date of the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: proxy@continentalstock.com
SPECIAL MEETING OF ISAA STOCKHOLDERS
This proxy statement is being provided to ISAA stockholders as part of a solicitation of proxies by the Board for use at the special meeting of ISAA stockholders to be held on December 19, 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about November 28, 2022 to all stockholders of record of ISAA as of the close of business on November 25, 2022, the Record Date for the Special Meeting.

Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.
Date, Time and Place of Special Meeting
The Special Meeting will be held on December 19, 2022 at 10:30 a.m., Eastern Time virtually over the internet via live audio webcast at https://www.cstproxy.com/ironsparki/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The virtual meeting format allows attendance from any location in the world.
You can pre-register to attend the virtual Special Meeting starting December 12, 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting. Questions pertinent to meeting matters will be answered during the designated portion of the Special Meeting, subject to time limitations and in accordance with the meeting rules of conduct that will be available on the virtual meeting website.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number in order to attend the Special Meeting. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 1389421#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.
The Proposals at the Special Meeting
At the Special Meeting, ISAA stockholders will consider and vote on the following proposals:

1.
Proposal No. 1 — The Charter Amendment Proposal — At the discretion of the Board, to amend ISAA’s Amended and Restated Certificate of Incorporation to change the date by which ISAA must consummate an initial business combination, from the Original Termination Date to the Amended Termination Date in order to permit ISAA to liquidate and wind up early and set the redemption price at $10.00; and

2.
Proposal No. 2 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the ISAA’s Class A Common Stock and Class B Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Voting Power; Record Date
As a stockholder of ISAA, you have a right to vote on certain matters affecting ISAA. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Common Stock at the close of business on November 25, 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 17,870,800 issued and outstanding shares of Class A Common Stock and 4,170,000 issued and outstanding shares of Class B Common Stock.
Recommendation of the Board
THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence (which would include presence at the virtual Special Meeting) of a majority of the outstanding shares of Common Stock of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. Abstentions will be considered present for the purposes of establishing a quorum. The shares of Common Stock held by ISAA’s initial stockholders, which represent 24.3% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of Common Stock held by ISAA’s initial stockholders, an additional 5,659,601 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. If a quorum is not present, a majority of the shares present may adjourn the Special Meeting from time to time until a quorum shall be present.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will as votes cast “AGAINST” the Charter Amendment Proposal or the Adjournment Proposal.
If a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that the Charter Amendment Proposal to be voted on at the Special Meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on the Charter Amendment to be voted on at the Special Meeting without your instruction. We believe that the Adjournment Proposal is considered a routine matter and your bank, brokerage firm or other nominee cab vote the shares you beneficially own on the Charter Amendment to be voted on at the Special Meeting without your instruction.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires the affirmative vote of at least 50% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class.
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting.
Voting Your Shares
Each share of Common Stock that you own in your name entitles you to one vote for each Proposal on which such shares are entitled to vote at the Special Meeting. Your proxy card shows the number of ISAA shares of Common Stock that you own.

There are two ways to ensure that your shares of Common Stock are voted at the Special Meeting:
•
You can cause your shares to be voted by signing and returning the enclosed proxy card. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by the Board of directors, “FOR” the adoption of the Charter Amendment Proposal. Votes received after a matter has been voted upon at the Special Meeting will not be counted.

•
You can attend the Special Meeting and vote in person. ISAA will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way ISAA can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy
If you are a stockholder of record and give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
•
you may send another proxy card with a later date, which shall be received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•
if you are a record holder, you may notify ISAA’s proxy solicitor, Morrow Sodali LLC, in writing before the Special Meeting that you have revoked your proxy; or

•
you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
No Additional Matters
The Special Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Who Can Answer Your Questions about Voting
If you are an ISAA stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing ISAA.info@investor.morrowsodali.com.
Redemption Rights
In connection with the approval of the Charter Amendment Proposal, ISAA’s Public Stockholders may demand that ISAA redeem their Public Shares for $10.00. The liquidation price will be set at $10.00, and amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Company’s Sponsor on liquidation. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, ISAA will redeem these shares for cash, and the holder will no longer own these shares following the redemption.
As a Public Stockholder, you will be entitled to receive cash for any Class A Common Stock to be redeemed only if you:
(i)
(a) hold Public Shares, and;

(ii)
prior to 5:00 p.m. Eastern Time, on December 15, 2022 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders who intend to exercise their redemption rights in connection with the Charter Amendment Proposal must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on December 15, 2022 (two business days before the Special Meeting) in order for their shares to be redeemed.
If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Public Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with our consent. If you deliver your shares for redemption to the Transfer Agent and later decide not to elect redemption, you may request that ISAA instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” above.
Any corrected or changed written exercise of redemption rights in connection with the redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the redemption and, thereafter, prior to the redemption withdrawal deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on December 15, 2022 (two business days before the Special Meeting).
If a Public Stockholder properly makes a request for redemption and the Class A Common Stock are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, ISAA will redeem such Class A Common Stock for $10.00. Prior to exercising redemption rights, stockholders should verify the market price of Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. ISAA cannot assure its stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its stockholders wish to sell their shares.
If a Public Stockholder exercises his, her or its redemption rights in connection with the Charter Amendment Proposal, then he, she or it will be exchanging his, her or its Class A Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your stock certificate (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.
In addition, if the Charter Amendment Proposal is approved and implemented at the Board’s discretion, because ISAA will not be able to complete an initial business combination by the Amended Termination Date, ISAA will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to $10.00; and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

You are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state and local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to ISAA’s stockholders in connection with the Charter Amendment Proposal.
Proxy Solicitation Costs
ISAA is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. ISAA has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. ISAA and its directors, officer and employees may also solicit proxies in person. ISAA will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
ISAA will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. ISAA will pay Morrow Sodali a fee of $27,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as ISAA’s proxy solicitor. ISAA will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to ISAA stockholders. Directors, officer and employees of ISAA who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL
Overview
ISAA is proposing to amend the Charter to change the date by which the Company must consummate an initial business combination, from June 11, 2023 to December 28, 2022 in order to permit the Company to liquidate and wind up early and set the redemption price at $10.00.
Reasons for the Charter Amendment Proposal
ISAA is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in June 2021, and consistent with ISAA’s business purpose, the Board and ISAA’s management commenced an active search for potential business combination targets. ISAA entered into an Agreement and Plan of Merger, dated as of April 3, 2022 (as amended by the Amendment No. 1 to Merger Agreement dated as of August 12, 2022 and the Amendment No. 2 to Merger Agreement dated as of November 11, 2022), by and among ISAA, Hypebeast Limited, a Cayman Islands exempted company, and Hypebeast WAGMI Inc., a Delaware corporation and wholly-owned subsidiary of Hypebeast. Hypebeast initially filed a Registration Statement on Form F-4 (333-264726) with the SEC on May 6, 2022, in connection with the Business Combination. The Registration Statement has not yet been declared effective by the SEC.
While ISAA believes it will be able to consummate a business combination with Hypebeast prior to 2023, there is no guarantee that it will be able to do so. If ISAA is unable to complete the Business Combination with Hypebeast by year-end, the Board has determined it is unlikely ISAA will be able to locate another target and complete a business combination by the Original Termination Date.
The recently adopted IR Act, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase, with certain exceptions. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, no guidance has been issued to date. Absent such guidance, because ISAA is a Delaware corporation and its securities are trading on Nasdaq, ISAA may be subject to the excise tax with respect to any redemptions of its Public Shares after 2022 that are treated as repurchases for this purpose. The Board believes that there is a risk that redemptions of ISAA Public Shares in connection with a liquidation of ISAA would be subject to the excise tax if they were to occur in 2023. In addition, it is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of ISAA’s Public Shares in connection with the consummation of an initial business combination in 2023 if ISAA were able to consummate an initial business combination by the Original Termination Date. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased.
The Charter currently provides that ISAA has until the Original Termination Date to complete its initial business combination and, if ISAA does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to $10.00; and (iii) as promptly as reasonably possible following such redemption dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Board believes that the current provisions of the Charter above were included to protect ISAA’s stockholders from having to sustain their investment for an unreasonably long period if ISAA were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. However, ISAA is not permitted by the Charter to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.
The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another 6 months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period and (ii) ISAA will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in connection with the Charter Amendment Proposal as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and liquidate and dissolve, which will allow ISAA to return the funds to its public stockholders earlier that currently contemplated under the Charter and enable these stockholders to recover their investment sooner. ISAA also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the liquidation and dissolution, subject to the rules of Nasdaq and the Charter.
After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by ISAA of Public Shares in 2023, and the conclusion that it is unlikely that ISAA would be able to complete an initial business combination before the Original Termination Date if it does not complete its transaction with Hypebeast by year end, the Board has determined that the Charter Amendment Proposal is in the best interests of ISAA and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.
If the Charter Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal, ISAA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by ISAA’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.
If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, ISAA will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to ISAA to pay its taxes and dividends as provided under the Charter (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.
If the Charter Amendment Proposal Is Approved
If the Charter Amendment Proposal is approved and the Board subsequently determines that ISAA will not be able to complete an initial business combination by December 31, 2022, ISAA will (i) file the Charter Amendment with the Delaware Secretary of State, (ii) immediately after the filing of the Charter Amendment, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares the Public Shares at a per-share price, payable in cash, equal to $10.00; and (iii) as promptly as reasonably possible following such redemption dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Any amounts in trust relating to future dividend payments which will not be paid after the Company dissolves and any interest earned on the trust account will be disbursed to the Company’s Sponsor on liquidation. ISAA also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the early liquidation and dissolution, subject to the rules of Nasdaq and the Charter.
Redemption Rights
Please see “Redemptions Rights” in the “Special Meeting of ISAA Stockholders” section.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires the affirmative vote of at least 50% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the shares of Common Stock held by ISAA’s initial stockholders represent 24.3% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of Common Stock held by ISAA’s initial stockholders, the Company will need 5,659,601 Public Shares (or approximately 33.9% of the outstanding Public Shares) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.
Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes “AGAINST” the approval of the Charter Amendment Proposal at the Special Meeting.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks stockholders to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by ISAA’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal. In such event, the Charter Amendment Proposal would not be approved.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute shares present and entitled to vote at the Special Meeting and therefore will have the effect of a vote “AGAINST” the approval of the Adjournment Proposal.
In addition to the shares of Common Stock held by ISAA’s initial stockholders, approval of the Adjournment Proposal will require the affirmative vote of at least 5,659,601 Public Shares (or approximately 33.9% of the outstanding Public Shares) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least 149,401 Public Shares (or approximately 0.9% of the outstanding Public Shares) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF ISAA AND CERTAIN INFORMATION ABOUT ISAA
General
We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
IPO and Private Placement
On June 11, 2021, we consummated our initial public offering of 16,680,000 shares of Class A Common Stock, including 1,680,000 additional shares of Class A Common Stock to cover over-allotments (the “Over-Allotment Shares”). On June 16, 2021, ISAA closed a partial exercise of the over-allotment option resulting in additional gross proceeds of 16,800,000). The Class A Common Stock was sold at a price of $10.00 per share, generating gross proceeds of $166,680,000.
Simultaneously with the consummation of the initial public offering, we completed the Private Placement of an aggregate of 1,090,000 shares of Class A Common Stock (the “Private Placement Shares”) at a price of $10.00 per Private Placement Share, generating total proceeds of $10,900,000. On June 16, 2021, simultaneously with the sale of the Over-Allotment Shares, the Company consummated the private sale of an additional 100,800 Private Placement Shares, generating gross proceeds of $1,008,000.A total of $178,588,000, comprised of $166,680,000 of the proceeds from the initial public offering (which amount includes $6,037,500 of the underwriters’ deferred discount) and $11,908,000 of the proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based Trust Account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.
The funds held in the Trust Account are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting the conditions of Rule 2a-7 of the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the consummation of an initial business combination or (ii) the distribution of the Trust Account, as described below.
The Charter currently provides that ISAA has until the Original Termination Date to complete its initial business combination and, if ISAA does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by ISAA in connection with its initial public offering including interest earned on the funds held in the Trust Account and not previously released to ISAA to pay its taxes and dividends as provided under the Charter (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the ISAA public stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Business Combination Agreement
On April 3, 2022, ISAA entered in an Agreement and Plan of Merger (as amended by the Amendment No. 1 to Merger Agreement dated as of August 12, 2022 and the Amendment No. 2 to Merger Agreement dated as of November 11, 2022) with Hypebeast Limited, a Cayman Islands exempted company with its shares publicly traded with stock code “00150” on the Main Board of the Stock Exchange of the Hong Kong Limited (the “HKSE”) and Hypebeast WAGMI Inc., a Delaware corporation and wholly owned subsidiary of Hypebeast Limited. Hypebeast initially filed a Registration Statement on Form F-4 (333-264726) with the SEC on June 28, 2022, in connection with the Business Combination. The Registration Statement has not yet been declared effective by the SEC.
This proxy statement is available without charge to stockholders of ISAA upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact ISAA in writing at 125 N. Cache St., 2nd Floor, Jackson, WY 83001.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of ISAA Common Stock as of November 11, 2022 by:
•
each person known by ISAA to be the beneficial owner of more than 5% of outstanding shares of Common Stock;

•
each of ISAA’s executive officers and directors that beneficially owns shares of Common Stock; and

•
all ISAA’s executive officers and directors as a group.

Unless otherwise indicated, ISAA believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The table below represents beneficial ownership of ISAA Class A Common Stock and Class B Common Stock voting together as a single class, and is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.
The beneficial ownership of Common Stock is based on 22,040,800 shares of Common Stock, consisting of (i) 16,680,000 shares of Class A Common Stock held by Public Stockholders, (ii) 1,190,800 shares of Class A Common Stock held by the Sponsor, and (iii) 4,170,000 shares of Class B Common Stock held by the Sponsor and directors and officers of ISAA.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
Directors and Executive Officers:
Joshua L. Spear(3)	5,280,800	24.0%
Alexander P. Oxman(3)	5,280,800	24.0%
Amy Butte	20,000	*
Ruma Bose	20,000	*
Trevor A. Edwards	20,000	*
Jay Margolis	20,000	*
All directors, and executive officers as a group (six individuals)	5,360,800	24.3%
Five Percent or Greater Holders:
Iron Spark I LLC(4)	5,280,800	24.0%
Kepos Capital LP(5)	1,475,000	6.6%
Mark Carhart(5)	1,475,000	6.6%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 125 N. Cache St., 2nd Floor, Jackson, WY 83001.

(2)
Interests shown include shares classified as Class B Common Stock. Such shares will automatically convert into Class A Common Stock concurrently with or immediately following the consummation of ISAA’s initial business combination on a one-for-one basis, subject to adjustment.

(3)
Represents shares owned by Iron Spark I LLC, ISAA’s sponsor.

(4)
Iron Spark I LLC is managed by Joshua L. Spear and Alexander P. Oxman. Each of the directors and officers of ISAA is a member of the Sponsor.

(5)
Based on information contained in a Schedule 13G filed on February 4, 2022 by Kepos Capital LP (the “Investment Manager”), a Delaware limited partnership, and the investment adviser to certain funds and accounts (the “Kepos Funds”), with respect to the shares of Class A common stock directly held by the Kepos Funds. Mr. Mark Carhart (“Mr. Carhart”) is the managing member of Kepos Capital GP

LLC, the general partner of the Investment Manager, with respect to the shares of Class A Common Stock directly held by the Kepos Funds.
ISAA’s sponsor, officers and directors have agreed (A) to vote any shares owned by them in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

HOUSEHOLDING INFORMATION
Unless ISAA has received contrary instructions, ISAA may send a single copy of this proxy statement to any household at which two or more stockholders reside if ISAA believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce ISAA’s expenses. However, if stockholders prefer to receive multiple sets of ISAA’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of ISAA’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Iron Spark I Inc., 125 N Cache Street, 2nd Floor, Jackson, Wyoming 83001, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
ISAA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on ISAA at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of ISAA upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact ISAA in writing at Iron Spark I Inc., 125 N Cache Street, 2nd Floor, Jackson, Wyoming 83001 or by telephone at (307) 200-9007.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for ISAA, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing ISAA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than December 12, 2022.

ANNEX A
PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
IRON SPARK I INC.
Iron Spark I Inc. (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1.
The name of the Corporation is Iron Spark I Inc.

2.
The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 22, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 8, 2021 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation’s common stock at a meeting of stockholders in accordance with the provisions of Section 242 the DGCL. The approval of this Amendment to the Amended and Restated Certificate of Incorporation is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes unless otherwise required by applicable law.

5.
The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes and for the payment of dividends as described in Section 9.3(b), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares ( as defined below) if the Corporation is unable to complete its initial Business Combination by December 28, 2022, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.”
6.
The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by December 28, 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to $10.00, and (ii) as promptly as reasonably possible

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following such redemption, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. “Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in The City of New York, New York, are authorized or required by law to close.”
7.
The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem (i) 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by December 28, 2022 or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to $10.00 per Offering Share; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”
IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2022.

Joshua L. Spear
Chief Executive Officer

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